UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(727) 287-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

GSR Strategies LLC (the “Asset Manager” or “GSR”) notified Upexi, Inc. (the “Company”) that the Asset Management Agreement between the Company and GSR dated April 23, 2025 (the “AMA”) has been terminated effective December 26, 2025.

Previously, on October 3, 2025, the Company had notified GSR that Upexi believed GSR was in default under various provisions of the AMA and provided GSR with an opportunity to cure these alleged defaults. GSR disputes that it has defaulted under the AMA.

On October 27, 2025, GSR provided the Company notice that GSR believed the Company had defaulted under the AMA. The Company disputes GSR’s allegations and disputes that it has defaulted under the AMA.

In accordance with the provisions of the AMA, on November 26, 2025, the Company filed an Arbitration Demand, instituting an arbitration proceeding against GSR with respect to the AMA (“Arbitration”). On December 30, 2025 GSR filed Counterclaims in the Arbitration asserting certain damages. The Company intends to vigorously defend against these Counterclaims.

The foregoing summary of the AMA does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, which is attached hereto as Exhibit 10.1, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.02.

Item 8.01 Other Events.

On December 30, 2025, the Company issued a press release announcing that the Company would be ringing the Nasdaq Closing Bell at the Nasdaq MarketSite in Times Square, New York, on Monday January 5, 2026 . A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Asset Management Agreement, dated April 23, 2025, between Upexi, Inc. and GSR Strategies LLC (incorporated by reference to Exhibit 10.4 of the Form 8-K filed by the Company on April, 24, 2025)
99.1	Press Release of Upexi, Inc., dated December 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: December 31, 2025	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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